                        AGREEMENT TO PURCHASE REAL ESTATE


         In consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, this Agreement to Purchase Real Estate ("Agreement") is entered into by and between LOYAL PLAZA VENTURE, L.P. ("Seller"), having offices at 20 South Third Street, Columbus, Ohio 43215, and CEDAR INCOME FUND PARTNERSHIP, L.P. (together with its successors and assigns, "Purchaser"), a Delaware limited partnership, having offices at c/o Cedar
Bay Realty Advisors, Inc., 44 South Bayles Avenue, Port Washington, New York 11050, this 7th day of January, 2002.

                              W I T N E S S E T H :

         1. PREMISES. At the price and upon the terms, conditions, and provisions herein contained, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, all of Seller's right, title and interest in and to the shopping center known as LOYAL PLAZA, LOYALSOCK, PENNSYLVANIA, legally described in the Exhibit "A" attached hereto and made a part hereof, and depicted as the "Property" on the Exhibit "B" attached hereto and made a part hereof, including without limitation, the real estate upon which such shopping center is located, together with all right, title and interest of Seller in any way belonging to or pertaining to or running with the real properties, all easements, rights of way and other rights in property abutting, adjacent, contiguous to or adjoining the real property and all condemnation awards in respect of the real property (collectively, the "Real Property"), all tangible and intangible personal property, contracts, leases, licenses, permits, certificates of occupancy and other contractual rights, and trade names and trade marks, plans, specifications, warranties, guaranties, manuals, drawings, and any other items of Seller used by Seller in the ownership, development, use, operation, leasing and management of the shopping center and the real property associated with the shopping center (collectively, the "Personal Property") (the Real Property and the Personal Property are collectively referred to herein as the "Property"). A portion of the Real Property is ground leased by Seller pursuant to that certain ground lease more particularly described in the
Schedule I attached hereto and made a part hereof ("Ground Lease"). Seller's interest in the Ground Lease will be assigned to Purchaser at Closing.

         2. PURCHASE PRICE. The purchase price for the Property shall be Eighteen Million Three Hundred Thousand and no/100 Dollars ($18,300,000.00) ("Purchase Price"). The Purchase Price shall be paid by bank wire, at closing, and shall be subject to any prorations, adjustments, and credits, as hereinafter stated. Purchaser acknowledges that the Property is encumbered by that certain loan agreement between Loyal Plaza Venture, L.P. and Lehman Brothers Bank, FSB ("Existing Lender") dated May 31, 2001, in the original principal amount of $14,000,000.00 ("Existing Loan"). On the Closing Date, subject to approval by the Existing Lender, Purchaser shall assume the Existing Loan, and shall receive a credit against the Purchase Price in the amount of the then outstanding principal balance of the Existing Loan.

         3. INSPECTION OF PROPERTY.

         (a) Purchaser shall have forty-five (45) days from the Effective Date (as defined in Section 20 (d)) (the Purchaser's "Inspection Period") to investigate and inspect the Property and conduct any and all due diligence as Purchaser may deem necessary, including without limitation the availability of utilities, suitable zoning, environmental and physical condition of the Property, and availability of governmental permits or approvals. Seller agrees to provide to Purchaser the information and materials listed in the Schedule II attached hereto and made a part hereof ("Seller's Due Diligence Deliveries"). All of said items shall become the property of Purchaser after Closing. If for any reason Purchaser in its sole discretion is not satisfied with the condition of the Property, Purchaser shall have the right to terminate this Agreement by written notice given to Seller at any time prior to the end of the Inspection Period. Purchaser's failure to give written notice of termination to Seller before the end of the Inspection Period shall constitute a waiver of its right to terminate this Agreement pursuant to this Section 3.

         (b) During the Inspection Period, Purchaser, and any of its authorized representatives and agents, shall have the right to enter onto the Property, subject to the conditions hereafter provided, for the limited purpose of conducting surveys and other due diligence investigations or analyses, at Purchaser's sole expense, as are reasonably necessary for Purchaser to ascertain the fitness of the Property. Purchaser shall not conduct any intrusive testing on the Property, such as borings of any nature, without Seller's prior written consent, which shall not be unreasonably withheld or delayed, and Purchaser shall promptly repair any damage to the Property caused by any such intrusive testing. Any and all work for Purchaser's due diligence investigations shall be performed without cost or expense to Seller. Prior to entry on the Property by Purchaser or by any party to conduct any survey, test, or inspection for or on behalf of Purchaser, a certificate or other satisfactory evidence of liability insurance coverage for said party shall be provided to Seller with coverage and in amounts reasonably satisfactory to Seller.

         Purchaser shall protect, indemnify and hold Seller harmless from all liability from injury to persons or Property or liens or actions for cost of work arising out of the inspections, investigations and entry onto the Property by Purchaser or by any representatives or agents of Purchaser. Such indemnification shall not include an indemnity by Purchaser for liabilities arising from any discovery or exacerbation of any pre-existing conditions, unless Purchaser is negligent in its activities.

         (d) Purchaser acknowledges that it will have access to nonpublic information of Seller and its affiliates, including, without limitation, know-how, lists of existing and potential tenants, leases, agreements and understandings with tenants and suppliers, the information supplied by or on behalf of Seller pursuant to this Section 3 and business and financial information, as well as information obtained from inspections of the Property (all such information collectively, "Confidential Information"). Therefore, Purchaser agrees to (i) keep confidential all Confidential Information of Seller and its affiliates, (ii) not disclose any portion of the Confidential Information in any manner without the prior written consent of Seller, and (iii) use, and permit its representatives to use, Confidential Information exclusively in connection with the transactions contemplated by this Agreement or the operation of the Property after the Closing. Notwithstanding the foregoing, Purchaser may disclose Confidential Information to its representatives if: (x) it first informs the representative that the Confidential Information is confidential and of the contents of this Section; and (y) the representative agrees to abide by the terms of this Section. If Purchaser or any of its representatives believes it is required by applicable law to disclose any Confidential Information, Purchaser will promptly inform Seller and shall limit the disclosure to that which is required by applicable law. In addition, Purchaser shall not make any press release, public statement, or other announcement regarding this Agreement or the transactions contemplated hereby without the prior approval of Seller. For purposes of this Section, Confidential Information shall not include information that is generally available to the public, was known to Purchaser prior to the disclosure, or was independently developed by Purchaser. In the event this Agreement is terminated or the within transaction does not close, Purchaser shall, within five (5) business days, return to Seller all copies of any such Confidential Information in the possession of Purchaser, including any and all copies made by Purchaser of items received from Seller.

         4. DEPOSIT. Within two (2) business days after the full execution of this Agreement, Purchaser shall deposit with Flagler Title Company ("Escrow Agent"), the sum of Seventy-five Thousand Dollars ($75,000.00) (hereinafter the "Deposit"), which sum shall be held in an interest bearing account during the Inspection Period, and thereafter applied or released as provided below. In the event Purchaser does not terminate this Agreement prior to the expiration of the Inspection Period, then within two (2) business days after the expiration of the Inspection Period Purchaser shall deposit with Escrow Agent an additional Seventy-five Thousand Dollars ($75,000.00) ("Additional Deposit"), which shall be part of the Deposit for all purposes under this Agreement. Purchaser's failure to timely make the Deposit or the Additional Deposit shall constitute a default under this Agreement.

         The Deposit and any interest earned thereon shall be refundable in full to Purchaser if Purchaser, in its sole discretion, elects to terminate this Purchase Agreement for any reason whatsoever prior to the expiration of the Inspection Period.

                  If Purchaser has not terminated this Agreement prior to the expiration of the Inspection Period, the Deposit and any interest earned thereon shall be non-refundable to Purchaser, except in the event of a failure by Seller to close this transaction in accordance with the terms hereof or a failure of any condition precedent to Purchaser's obligation to close this transaction, as set forth herein (in particular but without limitation, in the event Existing Lender shall fail to allow Purchaser to assume the Existing Loan on the terms set forth in the Existing Loan Documents or on other terms acceptable to Purchaser).

                  In addition to the aforesaid, Purchaser and Seller hereby agree as follows:

                  (a) At Closing, the Deposit and any interest earned shall be applied against the Purchase Price;

                  (b) If Purchaser defaults for any reason under the terms and conditions of this Purchase Agreement, then the Deposit and any interest earned thereon shall be retained by Seller as liquidated damages hereunder, and excepting the obligations of Purchaser to indemnify and hold Seller harmless with respect to any inspections of the Property under Section 3 above, Seller shall have no further rights against the Purchaser;

                  (c) If Seller fails to make and deliver title as required under Section 5 below, or otherwise fails, neglects or refuses to perform this Agreement (any of the foregoing, a "Seller Default"), then Purchaser may, as its sole and exclusive remedies, either (i) accept title subject to the defaulted obligation of Seller or (ii) seek specific performance of this Agreement (and receive reimbursement from Seller for reasonable attorneys' fees and costs, if Purchaser is the prevailing party in such action).

         5. TITLE. Seller herein covenants that it has good and marketable fee title to the Property (except with respect to the Ground Lease, good and marketable leasehold title), subject only to taxes not yet due and payable, applicable zoning regulations, those matters set forth on the Exhibit "C" attached hereto and made a part hereof, and those matters disclosed on the survey attached hereto as Exhibit "D" and made a part hereof ("Permitted Exceptions"), and at Closing shall, subject to the provisions of this Section 5, convey the same, free and clear of any and all encumbrances, liens, restrictions, and easements, except the Permitted Exceptions and other matters approved by Purchaser. Seller shall, at Purchaser's expense, obtain and cause to be delivered to Purchaser a commitment from the Escrow Agent underwritten by a national title insurance company reasonably acceptable to Purchaser authorized to issue policies in the state in which the Property are located ("Title Insurance Commitment"). The Title Insurance Commitment shall be accompanied by legible hard copies of all exceptions set out in said Commitment. Purchaser shall have fifteen (15) days after receipt of both the Title Insurance Commitment and legible hard copies of all exceptions, within which to examine the same. In the event that an examination by Purchaser of the Title Insurance Commitment discloses that Seller does not have good and marketable title, free and clear of all encumbrances, liens, restrictions, and easements, except for Permitted Exceptions (hereinafter referred to as a title "Defect") then Purchaser shall notify Seller in writing thereof. Notwithstanding any provision of this Agreement to the contrary, notices of actual or possible environmental contamination on or under the Property that are required by governmental authority to recorded in local or state public land records shall not be deemed Defects. Buyer shall be deemed to have waived any Defect listed in the Title Insurance Commitment with respect to which written notice was not given to Seller within said fifteen (15) day period. Seller shall use commercially reasonable efforts to cure such Defect(s); provided, however, that Seller shall not be required to bring any action to quiet title to the Property, nor incur any expense in excess of One Hundred Thousand and no Dollars ($100,000.00) with respect to any Property other than for the discharge of mortgages or deeds of trust (other than the Existing Loan), or other liens for liquidated amounts (collectively, "Liquidated Liens"). If Seller is unable to correct or cure said Defect (other than Liquidated Liens, and Defects which may be cured at an aggregate expense of not more than $100,000.00) within fifteen (15) days after receiving such notice from Purchaser ("Seller's Cure Period"), or is not obligated to cure such Defect, Purchaser shall, at its sole and exclusive remedy, within ten (10) days after the earlier of: (i) the expiration of Seller's Cure Period; or (ii) Purchaser's receipt of Seller's notice that it will not cure such Defect, either (a) give written notice to Seller that Purchaser shall treat Seller's inability or election not to correct or cure such Defect as a failure of a condition under this Agreement, in which event the Deposit and any interest earned thereon shall be released by the Escrow Agent to Purchaser and this Agreement shall be null and void, or (b) be deemed to have elected to waive such Defect and proceed with the Closing of this transaction. The foregoing limitation of remedies shall not apply in the case of Seller's failure to cure Liquidated Liens, and Defects which may be cured at an aggregate expense of not more than $100,000.00, nor apply in the case of any Defects placed of record after the date of the Title Commitment.

         At Closing, as a condition of Purchaser's obligation to close, Purchaser may obtain, at its cost, an endorsement to said Title Commitment, updating same to the date of Closing and showing no change in the state of title to the real estate. After Closing, a standard ALTA Title Insurance Policy shall be issued to Purchaser in the amount of the Purchase Price at Purchaser's expense. Any endorsements which Purchaser desires to be issued with said Title Insurance Policy shall also be at Purchaser's sole expense, except endorsements obtained by Seller to cure title Defects.

         6. SURVEY. Purchaser may, at its expense, order a currently updated ALTA/ASCM survey of the Property. Subject to the provisions of Section 5 of this Agreement, an objection to survey by Purchaser shall be treated in the same manner, and within the same time limits, as a Defect in title as provided in
Section 5 of this Agreement.

         7. SERVICE CONTRACTS. After Purchaser has waived in writing or satisfied all conditions to Closing, Seller shall terminate, effective as of the Closing, any existing service contracts that Purchaser requests be terminated and that Seller has the right to terminate, and any existing service contracts that Purchaser does not request be terminated shall be assigned by Seller and assumed by Purchaser at Closing ("Permitted Existing Contracts").

         8. RISK OF LOSS, INSURANCE AND CONDEMNATION. Seller shall have the risk of loss for any damage or casualty to or affecting any part of the Property until after Closing. If the Property suffers any material damage or casualty prior to Closing, Purchaser shall have the option to close, without reduction in the Purchase Price (except to the extent of any deductible amounts applicable to such casualty), and receive the proceeds of any applicable insurance, or terminate this Agreement and be returned the Deposit and any interest earned thereon without further liability hereunder, except as provided in Section 3. The term "material damage or casualty" as used in this section shall mean any damage the costs of restoration of which is reasonably estimated to exceed $100,000.

         If the Property is condemned or taken by public authority, in whole or in material part prior to Closing, Purchaser shall have the option to close on the Property, without reduction in the Purchase Price, and receive any proceeds of such condemnation or taking, or, or terminate this Agreement and be returned the Deposit and any interest earned thereon without further liability hereunder, except as provided in Section 3.

         9. DEED OF CONVEYANCE AND ASSIGNMENT OF LEASES. Seller shall convey to Purchaser or its nominee at closing good and marketable title, in fee simple to the Property by transferable and recordable limited or special warranty deed (or with respect to the Ground Lease, an assignment of Seller's interest), subject only to the Permitted Exceptions, if any. At Closing, Seller shall also assign to Purchaser, and Purchaser shall assume, all of Seller's right, title and interest in and to the lease agreements with the tenants of the Property. A complete list of such tenants having leases for space in the Property, as of the Effective Date, is set forth in the Exhibit "E" attached hereto and made a part hereof (the "Tenants").

         10. NOTICES. All notices shall be sent by facsimile with a hard copy sent by a nationally recognized overnight delivery service, postage prepaid, and shall be addressed:

                  (a) if to Seller, to Glimcher Property Limited Partnership, 20 South Third Street, Columbus, OH 43215, Attention: General Counsel, Fax No. 614-621-8863; and

                  (b) if to Purchaser, to Cedar Income Fund Partnership, L.P., c/o Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Port Washington, New York 11050,
                           Attention: Leo S. Ullman, Fax No. 516-767-6497.


          Notices shall be deemed given on the date of confirmation of the successful transmission of the facsimile. In the event the deadline for the giving of any notice or the performing of any act hereunder falls on a weekend or federal holiday, such deadline shall be extended until the next business day.

         11. CLOSING. This transaction shall be closed not later than thirty
(30) days after the expiration of the Inspection Period ("Closing Date"), by delivery of all required funds and documents through an escrow established by the Escrow Agent, subject to extension only if approval of the assumption of the Existing Loan by Purchaser, or the documentation of such assumption, has not been obtained from the Existing Lender on the terms set forth in the existing Loan Documents (as hereinafter defined) or on other terms acceptable to Purchaser.

         12. ADJUSTMENTS AND PRORATIONS. All items of income and expense applicable to the Property shall be paid, prorated or adjusted as of the close of business on the day prior to the Closing Date in the manner hereinafter set forth:

                           (a) Real Estate Taxes Assessments. Real estate taxes and special assessments for the tax year in which the Closing occurs shall be prorated as of the Closing Date based on the respective number of days of ownership of Seller and Purchaser during such tax year, provided that Seller shall not be obligated to credit Purchaser at Closing for real estate taxes payable directly by any tenant pursuant to its Lease, unless such taxes are due and unpaid.

                           (b) Rent. All base rent ("Rent"), and taxes on rents (if any) for the Leases and for the Ground Lease for the month of Closing shall be prorated as of the Closing Date based on the respective number of days of ownership of Seller and Purchaser for such month, on an "as-collected" basis (i.e., shall only be prorated if collected as of the Closing Date); provided, however, that neither Purchaser nor Seller shall receive credit at Closing for any Rent that is past due (the "Past Due Rent"). Seller shall provide Purchaser with a list of all Rent delinquencies at Closing. Any payment for Rent received by Seller from tenants post-Closing covering periods that are post-Closing shall be promptly remitted by Seller to Purchaser. Any monies received from Seller or collected by Purchaser from tenants or other occupants shall be first allocated to the Rent owed by such tenants or other occupants for the current period. Any monies received in excess of the amounts due for the current period shall be allocated to those charges that have been outstanding for the shortest period of time. If the monies collected for delinquent Rent are applicable to a time period for which Seller was the owner of the Property, Purchaser shall remit such amount to Seller, net of any reasonable out-of-pocket cost of collection which Purchaser shall incur. If any past due Rent is not paid to Seller within (60) days after Closing, Purchaser shall, upon request by Seller and at Seller's expense, use commercially reasonable efforts to assist Seller in its efforts to collect any such delinquent Rent, but shall not be required to take any action to terminate the tenant's lease or right to possession.

                           (c) Security Deposit and any interest earned thereon. Purchaser shall receive a credit, at Closing, for all cash security deposits reflected in the Leases to the extent that such deposits have not been applied by Seller to cure tenants' defaults. Seller shall certify to Purchaser at Closing which, if any, cash security deposits reflected in the Lease have previously been applied to cure tenants' defaults.

                           (d) Utilities. Utility meters for those utility services payable by Seller and not directly metered to tenants or other third parties, shall be read on or immediately prior to the Closing Date, if possible, and the amounts due as disclosed by such readings shall be paid by Seller or credited to Purchaser. Otherwise all utility charges and billings shall be prorated using the prior month's bill as of the Closing Date and shall be reprorated upon receipt of actual bills for the period in question.

                           (e) Additional Rent.

                  (i) With respect to any common area expense reimbursement (including, without limitation, insurance, taxes and utilities) or additional rent based upon any other reimbursements, which shall be payable by tenants under the Leases (all of the foregoing being collectively called "Additional Rent"), such Additional Rent shall be adjusted and prorated at Closing on an "as collected" basis (i.e., shall only be prorated if collected as of the Closing Date). As to any Additional Rent in respect of an accounting period that shall have expired prior to the Closing but which shall be paid after the Closing, Purchaser shall pay the entire amount over to Seller within thirty (30) days after receipt thereof (or Seller shall retain the entire amount if paid directly to Seller); provided, however, any delinquent Additional Rent shall be allocated between Seller and Purchaser in the same manner as Rent pursuant to Section 12(b) above. Additional Rent in respect of an accounting period in which the Closing occurs shall be apportioned on a per diem basis as of the Closing and in accordance with the provisions of Section 12
                  (e) (iii) below, and, if paid to Purchaser after the Closing, Purchaser shall pay Seller's portion thereof to Seller within thirty (30) days after receipt thereof. If paid to Seller after the Closing, Seller shall pay Purchaser's portion thereof to Purchaser within thirty (30) days after receipt thereof. If, prior to the Closing, Seller has received any installments of Additional Rent attributable to periods from and after the Closing, such sum shall be apportioned at the Closing.

                  (ii) To the extent that estimated payments of Additional Rent are required to be paid monthly by any tenant, and at the end of such tenant's lease year, or the calendar year, such estimated amounts are to be recalculated based upon actual amounts for that lease year or calendar year, with the appropriate adjustments being made with such tenants, then Additional Rent for such tenant shall be prorated at the time of such reconciliation between Seller and Purchaser, using the date of Closing as the proration date, and in accordance with the provisions of Section 12 (e) (iii) below. At the time(s) of final calculation and collection from (or refund to) each tenant of the amounts in reconciliation of actual Additional Rent for such period, there shall be a re-proration between Seller and Purchaser, taking into account the additional amount collected from (or refunded to) such tenant. In furtherance of the foregoing, if, with respect to any tenant, the recalculated Additional Rent is less than the estimated amount paid by such tenant, and a refund is paid by Purchaser to such tenant, then the portion of the refund allocable to the period prior to the Closing, to the extent previously paid to or collected by Seller, shall be refunded by Seller to Purchaser. If, with respect to any tenant, the recalculated Additional Rent exceeds the estimated amount paid by such tenant, and the shortfall is collected by Purchaser from such tenant, the portion of the shortfall allocable to the period prior to the Closing, to the extent not previously paid to or collected by Seller, shall be paid by Purchaser to Seller.

                  (iii) Seller's and Purchaser's prorata share of Additional Rent from tenants for the costs of managing and operating the Property ("Shopping Center Expenses") shall be prorated based upon each party's respective percentage, based upon the Closing Date, of the actual costs incurred for Shopping Center Expenses for the calendar year or other applicable accounting period in which Closing occurs in accordance with Sections 12
                  (e)(i) and (ii) above. At such time after December 31st of the year in which Closing occurs as Purchaser and Seller have determined all actual Shopping Center Expenses incurred at the Property for the year of Closing, but in no event later than April 1st of the year following Closing, Seller and Purchaser shall prorate the Shopping Center Expenses to determine the respective percentage of the Additional Rent to which each party is entitled to receive or obligated to pay, as applicable under Sections 12(e)(i) and (ii) above ("Final Reconciliation"). Seller agrees to provide detailed information to Purchaser within sixty (60) days after Closing, on all Shopping Center Expenses incurred by Seller for the year in which Closing occurs, and Purchaser agrees to provide detailed information to Seller on all Shopping Center Expenses incurred by Purchaser for the said year at the time of the Final Reconciliation. Purchaser and Seller agree that Shopping Center Expenses paid by either that are not usual and customary shall not be included within Shopping Center Expenses for purposes of calculating the Final Reconciliation. Within thirty (30) days after the date of such determination, either Seller or Purchaser, as applicable, shall pay to the other party any additional sums determined to be due and owing hereunder. Anything contained above in this sub-section 12(e)(iii) to the contrary notwithstanding, Seller agrees to calculate and prepare the annual reconciliation statements with respect to Additional Rent for the year ending December 31, 2001 for each tenant at the Property and provide the same to Purchaser on or before March 15, 2002 (or such earlier date as may be required to be in compliance with the Leases) and Purchaser agrees to forward said annual reconciliation statements to the tenants and thereafter pay to Seller any amounts owed to Seller which are collected by Purchaser from tenants on account of the said reconciliation statements.

                  (iv) The principles of this Section 12(e) shall also apply to any payments which are similar to Additional Rent which are made to or by Seller (or Purchaser after Closing) pursuant to any reciprocal easement agreements, or similar agreements.

                  (f) Percentage Rent. As and when collected, Purchaser shall pay to Seller the annual percentage rent, if any, payable under each Lease for the applicable lease or fiscal year in which the Closing occurs, prorated between Seller and Purchaser based on the respective number of days of ownership of the Property by Seller and Purchaser during the year in which the Closing occurs. Purchaser agrees to provide an accounting to Seller of all percentage rent due and/or paid under the Leases within thirty (30) days after the date upon which the payment of annual percentage rent is due under each Lease. Once the final amount of percentage rent is collected, the parties shall reprorate and the party owing the other shall promptly remit the amount owed no later than fifteen (15) days after the reproration is determined. If any past due Percentage Rent is not paid to Seller within (60) days after Closing, Purchaser shall, upon request by Seller and at Seller's expense, use commercially reasonable efforts to assist Seller in its efforts to collect any such delinquent Percentage Rent, but shall not be required to take any action to terminate the tenant's lease or right to possession.

                  (g) Loans. Interest on the Existing Loan shall be prorated as of midnight of the day prior to the Closing Date. Seller shall pay all penalties accrued on the Existing Loan as of the Closing Date. Buyer shall give Seller a credit in the amount of any funds then escrowed by Seller with Lender, including, without limitation, all amounts held in tax, insurance, repair, tenant rollover, or other escrows, so long as Lender retains such escrowed funds for Buyer's use and benefit. Seller represents and warrants that to the best of its knowledge, as of the date hereof the only escrows (and current amounts) are those listed in
         Schedule III attached hereto.

                  (h) Miscellaneous. In the event any prorations or computations made under this Section 12 are based on estimates or prove to be incorrect, then either party shall be entitled to an adjustment to correct the same, provided that it makes written demand on the party from whom it is entitled to such adjustment within one hundred twenty
         (120) days after the end of the calendar year in which the Closing occurs, or from the date the information necessary to calculate such charge becomes known, whichever is later. For purposes of calculating the prorations provided for in this Agreement, Purchaser shall be deemed to be the owner of the Property on the Closing Date. Without intending to limit the generality of the foregoing, promptly following the end of the calendar year in which the Closing occurs, Seller and Purchaser shall determine whether any tenant was charged an improper amount for its share of operating expenses under its Lease during the period prior to Closing based on the expenses paid by Seller and the tenant contributions collected and applied against such expenses by Seller, and, in the event that such amount was improper, Seller and Purchaser shall cooperate and either collect the underpayment from the applicable tenants and pay such amounts to Seller, or Seller shall refund the overpayments to the applicable tenants. The provisions of this Section 12 shall survive the closing of this Agreement.

          13. CLOSING COSTS AND EXPENSES. Purchaser shall be responsible for all title insurance policy, commitment and endorsement costs (except those obtained by Seller to cure title Defects), the cost of survey updates, the cost of recording transfer documents, all costs and fees (other than application fees) charged by the Existing Lender for the assumption of the Existing Loan, one-half the costs of all state, county and municipal real estate transfer taxes and fees, and one-half the escrow fee. Seller shall be responsible for all costs to obtain and record any corrective documents and any documents for releasing any liens or encumbrances against the Property that may be required, one-half the costs of all state, county and municipal real estate transfer taxes and fees, all application fees charged by the Existing Lender for the assumption of the Existing Loan, and one-half the escrow fee.

         14. REPRESENTATIONS AND WARRANTIES. Seller hereby makes the following representations and warranties to Purchaser, which shall survive the closing and passing of title of the Property as provided in Section 17. As of the Effective Date, and except as provided hereinbelow:

                  (a) There are no actions, suits, or proceedings pending, or to the best of Seller's knowledge, threatened against the Seller with respect to the Property or affecting any of its rights with relation to the Property, at law or in equity, or before any federal, state, municipal, or other governmental agency, other than claims for personal injury and property damage the defense of which has not been rejected by Seller's insurance companies, and except as disclosed in the Environmental Reports (as defined in the following subparagraph).

                  (b) Except as set forth in the environmental site assessment(s)listed in the Schedule IV attached hereto and made a part hereof (the "Environmental Reports") a copy of which Seller will provide to Purchaser upon the full execution of this Agreement, Seller has no actual knowledge, and has received no written notice that the Property contains, or is contaminated with, any Hazardous Material, as defined herein, which may require remediation or removal under any applicable federal or state law, or that the Property has been used as a Hazardous Material disposal facility. For purposes of this Agreement, "Hazardous Material" means and includes any hazardous substance or any pollutant or contaminant defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, any so-called "Superfund" or "Superlien" law, the Toxic Substances Control Act, or any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect, or any other hazardous, toxic or dangerous, waste, substance or material. Seller shall include in Seller's Due Diligence Materials: copies of its existing contract(s) with CEC (as defined in Article 24)(if any); any final reports generated to date by CEC, the Pennsylvania Department of Environmental Protection ("PADEP") or any other person or entity relating to the environmental condition of the Property (as defined in Article 24), that are in Seller's possession; and any correspondence or notices to or from Seller and PADEP relating to environmental conditions on the Property.

                  (c) At the time of Closing, there shall be no contracts, subcontracts, arrangements, licenses, concessions, easements, or other agreements that Seller has entered into, either recorded or unrecorded, written or oral, affecting all or any portion of the Property, or the use of it, other than the Tenant Leases (as hereinafter defined), the Ground Lease, the Permitted Exceptions to title, and the Permitted Existing Contracts. Seller shall not modify any existing instrument nor enter into a new contract, lease or other agreement affecting all or any portion of the Property, or the use of it, which would extend beyond the Closing Date without the prior written consent of Purchaser, which consent will not be unreasonably withheld or delayed, except that Seller may enter into a modification of the lease of tenant Giant Foods on substantially the terms set forth in the Exhibit "F" attached hereto and made a part hereof, without Purchaser's consent. Purchaser's failure to object to any proposed new lease or lease modification within five (5) business days after receipt of Seller's request for approval (together with, in the case such new lease or lease modification calls for any improvements or other work to be performed by the landlord, an estimate of the cost of such work), shall be deemed approval thereof by Purchaser and such new lease or modification shall constitute a "Tenant Lease" under this Agreement. Purchaser agrees to pay any real estate brokerage fee, and tenant allowance or improvement costs, due with respect to any new or extended lease approved by Purchaser, or which is deemed approved due to Purchaser's failure to timely object.

                  (d) Seller has not received written notice of any (i) violations of building codes and/or zoning ordinances or other governmental or regulatory laws, ordinances, regulations, orders or requirements affecting the Property; (ii) existing, pending or threatened condemnation proceedings affecting the Property; or
                           (iii) existing, pending or threatened zoning, building or other moratoria proceedings, restrictive allocations or similar matters that could materially, adversely affect Purchaser's use of the Property for its current use.

                  (e) Attached hereto as Exhibit "G" is a complete and accurate list of all leases, concessions, licenses and other occupancy agreements affecting the Property as of the Effective, and all amendments, modifications, "side letters" and guaranties thereof or relating thereto (collectively, the "Tenant Leases"), other than the Ground Lease. True and complete copies of the Tenant Leases will be included in the Seller's Due Diligence Materials. The Tenant Leases are in full force and effect, and neither Seller or its agents have entered into any agreements with any of the tenants except for the Tenant Leases, or subordination, non-disturbance and attornment agreements or Landlord lien subordination agreements that have been delivered to Purchaser, and except as landlord and tenant Seller has no business relationship with any of the tenants. Except as expressly set forth on Exhibit "G-1" attached hereto, to the best of Seller's knowledge neither Seller as the landlord nor any tenant under any of the Tenant Leases is in default under any of the Tenant Leases, nor to Seller's knowledge is there in existence any condition or fact which with notice or passage of time, or both, shall constitute a default by either the landlord or the tenant thereunder. All Tenants are currently in occupancy of their respective spaces and conducting business. Seller has not collected base or minimum rent more than one month in advance from any tenant. Except as expressly provided in the Tenant Leases, no tenant shall be entitled to any rebates, rent concessions or free rent.

                  (f) Seller is not a party to any agreements currently in effect which restrict the sale of the Property and Seller has the right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by it; neither the execution and deliver of this Agreement nor the consummation of the transactions contemplated by it nor the fulfillment of nor the compliance with the terms, conditions and provisions of this Agreement will conflict with or result in a violation or breach of any other instrument or Agreement of any nature to which Seller is a party or by which it is bound or may be affected, or, to Seller's actual knowledge, with any relevant law, or constitute (with or without the giving of notice of the passage of time) a default under such an instrument or agreement; no consent, approval, authorization or order of any person is required with respect to the consummation of the transactions contemplated by this Agreement.

                  (g) Except as provided in Exhibit "G-2" attached hereto, there are no Tenant allowances or improvements applicable to any of the Tenant Leases (in effect as of the date hereof) which are unpaid or unfulfilled as of the date hereof. At the Closing, Seller will pay, or will credit to Purchaser and Purchaser shall assume the obligation to pay, the amount of any allowances and the reasonably estimated costs of any improvements required to be performed by the landlord under the Tenant Leases which have not been paid or completed as of the Closing.

                  (h) Except as provide in Exhibit "G-3" attached hereto, there are no due and unpaid leasing commissions or broker's commissions applicable to any of the Tenant Leases. At the Closing, Seller will pay, or will credit to Purchaser and Purchaser will assume the obligation to pay, the amount of any unpaid leasing commissions or broker's commissions that are or will become due and payable in respect of any Tenant Leases, other than with respect to renewal or extension options which have not been exercised by the respective tenant as of the Closing Date.

                  (i) To Seller's knowledge, there are no pending condemnation actions of which Seller has received written notice; the Property is separately assessed for real estate tax purposes and is not combined with any other property for such purposes.

                  (j) Attached hereto as Exhibit "H" is a rent roll for the Property certified by Seller to be true and correct as of the Effective Date ("Rent Roll Certificate"), showing for each unit of the Property, the tenant name, unit number, annual base rent, common area, real estate tax and insurance reimbursement amounts, percentage rentals, security deposit held, the expiration date of each lease and designating any rights to renew or extend a lease. There are no tenant security deposits held by the landlord under the Tenant Leases except as listed in the Rent Roll Certificate.

                  (k) Attached as Schedule I is a complete and accurate list of all documents comprising the Ground Lease, true and complete copies of which shall be included in Seller's Due Diligence Deliveries. To the best of Seller's knowledge, neither Seller as the lessee nor the lessor under the Ground Lease (the "Ground Lessor") is in default under the Ground Lease, nor, to Seller's knowledge is there in existence any condition or fact which with notice or passage of time, or both, shall constitute a default by either the lessee or the lessor thereunder.

                  (l) Attached as Exhibit "I" is a complete and accurate list of all material loan documents relating to the Existing Loan (the "Existing Loan Documents"), true and complete copies of which shall be included in Seller's Due Diligence Deliveries. The principal balance on the Existing Loan as of November 30, 2001, is approximately $13,952,409.00. Seller is not currently in default in the payment of debt service under the Existing Loan and Seller has not received any notice of uncured default from the Existing Lender.

If any event shall occur after the Effective Date, and before the Closing Date, which is not caused by Seller ("Changed Circumstance"), that renders untrue any such representation or warranty, it shall not constitute a breach by Seller of such representation or warranty, and Seller's reaffirmation of such representation or warranty at Closing may be qualified by such Changed Circumstance. If Seller shall obtain knowledge of any Changed Circumstance, Seller shall provide notice thereof to Purchaser within a reasonable period of time. In the event Purchaser receives actual notice of any material Changed Circumstance, whether from Seller or any other source, including its own investigations, then Purchaser shall have the right to terminate this Agreement, in which event both parties shall be relieved from any further obligation under this Agreement, and the Deposit shall be returned to Purchaser. For purposes of this Agreement, a "material" Changed Circumstance shall be one that (when taken together with all other Changed Circumstances) would be reasonably expected to decrease the annual net operating income of the Property, determined in accordance with generally accepted accounting principals, consistently applied, by more than two (2%). Seller makes no other representations or warrantees with respect to the condition of or fitness for use of any of the existing improvements on the Property. All buildings, fixtures, and other improvements on the Property shall be conveyed to Purchaser by Seller in an AS-IS condition.


         15. CONDITIONS PRECEDENT. Notwithstanding anything to the contrary contained herein or elsewhere, the following shall be conditions precedent to Purchaser's obligation to Close (the "Conditions Precedent"):

                  (a) The truth and correctness of all of Seller's material representations and warranties and the substantial fulfillment of all of Seller's covenants at all times during the term of this Agreement and as of Closing.

                  (b) The physical condition of the Property shall be substantially the same on the Closing Date as on the date of Purchaser's execution of this Agreement, reasonable wear and tear and loss by casualty excepted.

                  (c) The approval of the assumption by Purchaser of the Existing Loan on the terms set forth in the Existing Loan Documents or on other terms acceptable to the Purchaser.

                  (d) Seller shall deliver to Purchaser an estoppel certificate from each tenant leasing or occupying eight thousand (8,000) square feet or more of space in any Property ("Major Tenants"), and from seventy -five percent (75%) of the other tenants ("Small Shop Tenants") of the Property, which estoppel certificate shall confirm the monthly base rental amounts set forth for such tenant in the Rent Roll Certificate, and which shall not in any material manner contradict any of Seller's representations and warranties with respect to such tenant and its Lease as are set forth in sections
                        (e), (g) and (j) of Article 14 hereof. In the event Seller is unable to provide an Estoppel Certificate from any Small Shop Tenant necessary to satisfy Seller's obligations in this subsection, Seller shall have the right, and Purchaser agrees to accept, Seller's Estoppel Certificate with respect to such tenant(s). For purposes of this Agreement the estoppel certificates shall be in such form as reasonably required by Purchaser, except that Purchaser shall not have the right to require in any such certificate any modifications to a tenant's lease. When permitted in lieu of a tenant's Estoppel Certificate, Seller's Estoppel Certificate shall only be required to certify: the date of such lease and that it is valid and in existence; that to the best of Seller's knowledge there are no defaults by Landlord under the lease, nor defaults by such tenant under the lease (or enumerating such defaults if any are known); the commencement and expiration date of the lease; that the tenant has no first rights of refusal, options to terminate the lease, or exclusive use rights, except as set forth in the lease; that tenant has no remaining renewal options except as noted; the current minimum rent and the date through which it has been paid; the amount of any security deposit held by tenant; and that there are no tenant improvements or allowances due tenant that have not been completed and/or paid. Notwithstanding the foregoing, Tenant agrees to accept such form of estoppel as each Major Tenant customarily provides, provided that it does not in any material manner contradict any of Seller's representations and warranties with respect to such tenant and its Lease as are set forth in sections (e), (g) and (j) of Article 14 hereof.

                  (e) Seller shall deliver to Purchaser an estoppel certificate from the Ground Lessor which shall confirm the representations and warranties of Seller set forth in section (k) of Article 14 hereof.

                  (f) The assignment of the Ground Lease to be made by Seller to Purchaser pursuant to this Agreement shall not require the consent of the Ground Lessor, nor payment by Purchaser of any fee to the Ground Lessor, nor would such assignment trigger any increase in the ground rent.


         16. CLOSING DOCUMENTS.

                  (a) A special or limited warranty deed conveying fee simple title in the Property to Purchaser;

                  (b) A bill of sale conveying, transferring and selling to Purchaser, all right title and interest of Seller in and to all of the Personal Property and those service contracts, if any, which Purchaser has advised Seller it wishes to assume, to the extent the same are assignable.

                  (c) An assignment by Seller of all of Seller's right, title and interest in and to each Tenant Lease and the Ground Lease, including security deposits and prepaid rents, if any.

                  (d) Certificate of Good Standing from the Secretary of State in the state of Seller's formation, and a Seller's resolution authorizing the sale of the Property.

                  (e) A non-foreign affidavit for Seller complying with the requirements of Internal revenue Code Section 1445 (f)
                        (3) and regulations promulgated thereunder.

                  (f)   All keys to the Property in the possession of Seller.

                  (g) Such other documents and instruments as may be reasonably required by this Agreement or by the Title Company in order to consummate the transaction contemplated by this Agreement and to issue the owner's Title Insurance Policy to Purchaser, including but limited to, as to any work on the Property requested by Seller, a mechanic's lien affidavit, a gap affidavit, and a contractor's affidavit stating the amount paid and the amount outstanding under the contract to complete such work.

                  (h) Any document required by law to be executed by Seller in order to record any transfer document.

         17. MERGER. All warranties, representations, and covenants contained herein, including those made in any Seller's estoppel certificate, shall survive for a period of one (1) year following the Closing of this Agreement and sale of the Property.

         18. ASSIGNMENT. The terms of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto.

         19. REAL ESTATE BROKERAGE COMMISSION. Seller and Purchaser each represents to the other party that it has dealt with no broker or agent with respect to this transaction or with respect to the Property other than FAMECO Real Estate Corp., to whom any real estate brokerage fee due shall be paid by the Seller in accordance with a separate brokerage agreement. Seller and Purchaser each agrees to indemnify and hold harmless the other party from and against any and all claims for fees or commissions by any other broker or agent claiming to have represented that party regarding this transaction.

         20. MISCELLANEOUS:

                  (a) Entire Agreement.This Agreement contains all the terms, promises, covenants, conditions, representations and warranties made or entered into by and between Seller and Purchaser, and supersedes all prior discussions and agreements, whether written or oral, between Seller and Purchaser with respect to the conveyance of the Property and all other matters contained herein and constitutes the sole and entire agreement between Seller and Purchaser with respect thereto.

                  (b) Amendment. This Agreement may not be modified or amended unless such amendment is set forth in writing and executed by both Seller and Purchaser with the formalities hereof.

                  (c) Authority. Seller and Purchaser each represent and warrant to the other that the individuals executing this Agreement on their behalf are duly authorized and empowered to do so, and that upon such execution, this Agreement shall be binding upon and enforceable by and against each of the parties hereto.

                  (d) Execution by Both Parties.This Agreement shall not become effective and binding until fully executed by both Purchaser and Seller. The "Effective Date" of this Agreement shall be the date Seller has delivered to Purchaser all of Seller's Due Diligence Deliveries, as listed in Schedule II.

                  (e) Tax-Deferred Exchange. In the event Purchaser elects to assign this Agreement to an Intermediary for purposes of satisfying a 1031 tax-deferred exchange, Seller agrees to reasonably cooperate with Purchaser with the consummation of such a 1031 exchange provided however, that Seller shall not be required to incur any additional costs or additional liability in connection with any such tax-deferred exchange for the benefit of Purchaser.

         21. FACSIMILE. Purchaser and Seller agree that this Agreement may be executed by the exchange of facsimile copies bearing the facsimile signatures of the parties.

         22. MULTIPLE COUNTERPARTS. This Agreement may be executed in multiple counterparts which upon assemblage shall be deemed to be fully executed originals.

         23. SELLER'S KNOWLEDGE. For purposes of this Agreement "Seller's knowledge" shall mean the actual knowledge of Seller's senior Vice President of Property Management, Senior Vice President of Construction Services, Executive Vice President/General Counsel, or Director of Facilities.

         24. INDEMNIFICATION:

        (a) Excepting for those matters to be assumed by Purchaser in accordance with the provisions of this Agreement or matters arising out of Purchaser's inspections of the Property and Purchaser's obligations to indemnify and hold Seller harmless pursuant to Section 3 above, Seller shall indemnify, defend and hold Purchaser harmless with respect to liability from injury to persons damages to personal property or the improvements, or for liens or causes of action for such matters, arising with respect to Property prior to the date of Closing.

        (b) Purchaser shall indemnify, defend and hold Seller harmless with respect to liability from injury to persons damages to personal property or the improvements, or for liens or causes of action for such matters, arising with respect to Property after the date of Closing.

        (c) Pursuant to that certain Holdback and Indemnity Agreement dated May 31, 2001 attached hereto as Exhibit "J" ("Holdback Agreement"), Lehman Brothers Bank, FSB ("Bank") retained the sum of $450,000 ("Holdback") from the initial advance of a loan to Seller secured by, among other things, a security agreement encumbering the Property, and Seller agreed to diligently pursue Remediation of the Contamination of the Property in accordance with Environmental Law (as such terms are defined in the Holdback Agreement). Seller agrees to assign to Purchaser at Closing, and Purchaser agrees to assume, all of Seller's rights and obligations under the Holdback Agreement arising from and after the Effective Date, except that Seller shall be entitled to the return of any portion of the Holdback not required to complete the Remediation work required by the Holdback Agreement, upon satisfaction of those items identified in Paragraph 3 of the Holdback Agreement. Purchaser covenants and agrees that it will diligently pursue and complete the Remediation of the Contamination of the Property in good faith and in accordance with the Holdback Agreement, and that it shall keep Seller informed of the progress of such Remediation and all expenditures in excess of Ten Thousand Dollars ($10,000.00) therefor. Seller has heretofore contracted with Civil & Environmental Consultants, Inc., Pittsburgh, Pennsylvania ("CEC") to complete the Remediation. To ensure continuity, following the Closing Purchaser agrees to retain CEC for the completion of the Remediation work required by the Holdback Agreement. Seller represents and warrants to Purchaser that as of the date hereof $ 0.00 of the Holdback has been disbursed by the Existing Lender for Remediation expenses.

         (d) The provisions of this Section 24 shall survive Closing and the transfer of the Property to Purchaser.

                         [signatures on following pages]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the first page of this Agreement.

SELLER:

LOYAL PLAZA VENTURE, L.P., a Delaware limited partnership

By:  GLIMCHER LOYAL PLAZA, INC., a Delaware corporation,
          its general partner

By: /s/  Herbert Glimcher
   ------------------------------
         Herbert Glimcher
         Chairman and CEO




PURCHASER:

CEDAR INCOME FUND PARTNERSHIP, L.P.
a Delawaare limited partnership
by Cedar Income Fund, Ltd., a Maryland Real Estate Investment Trust, its sole general partner


By:    /s/ Leo S. Ullman
       ---------------------------

Title: President
       --------------------------

                                   EXHIBIT "A"
                                Legal description

                                   EXHIBIT "B"
                                  SITE DRAWING

                                   EXHIBIT "C"
                             (Permitted Exceptions")

                                   EXHIBIT "D"
                                (existing survey)

                                   EXHIBIT "E"
                                (list of tenants)

                                   EXHIBIT "F"
                        (Giant Foods lease modification)

                                   EXHIBIT "G"
                         (list of all tenant lease docs)

                                  EXHIBIT "G-1"
                            (list of tenant defaults)

                                  EXHIBIT "G-2"
                      (list of tenant allowances and T/I's)



                                      none

                                  EXHIBIT "G-3"
                          (list of leasing commissions)



                                      NONE

                                   EXHIBIT "H"
                             (Rent Roll Certificate)

                                   EXHIBIT "I"
                            (Existing Loan Documents)

LOAN DOCUMENTS:

1. Promissory Note from Loyal Plaza Venture to Lehman Brothers Bank, FSB, dated May 31, 2001

2. Loan Agreement from Loyal Plaza Venture, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

3. Open-end Mortgage and Security Agreement from Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

4. Assignment of Management Agreement and Subordination of Management Fees from Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

5. Disclosure for Confession of Judgment from Loyal Plaza Venture, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

6. Holdback and Indemnity Agreement from Glimcher Properties Limited Partnership, Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

7. Assignment of Leases and Rents from Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

8. Environmental Indemnity Agreement from Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

9. Assignment of Personal Property Leases, Service Agreements, Permits, Licenses, Franchises and Other Agreements from Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

10. Cash Management Agreement among Loyal Plaza Venture, L.P., as Borrower and Glimcher Loyal Plaza Tenant, L.P. as Tenant (Colelctively, Mnortgagor), and Lehman Brothers Bank, FSB as Lender and First Union National Bank as Agent and Glimcher Properties Limited Partnership and Glimcher Development Corporation Together as Manager, dated May 31, 2001

11. Clearing Account Agreement among Firstar Bank, National Aassociation, Loyal Plaza Venture, L.P., Glimcher Loyal Plaza Tenant, L.P. and Lehman Brothers Bank, FSB, dated May 31, 2001

                                   EXHIBIT "J"
                       (Holdback and Indemnity Agreement)

                                   SCHEDULE I



Ground Lease dated January 15, 1963, between Robert M. Zaner and Ruth S. Zaner, his wife, as Landlord, and Murray H. Goodman, as Tenant, a Memorandum of which was recorded on February 27, 1963 in Deed Book 492, Page 1142; as amended by an Amendatory Agreement, dated March 26, 1964 and recorded April 13, 1964 in Deed Book 500, Page 920; as assigned by Assignment, Assumption, Indemnity Agreement by and between Murray H. Goodman, Assignor, and Williamsport Plaza Associates, a Pennsylvania limited partnership, Assignee, dated July 1, 1989 and recorded July 19, 1989 in deed Book 1433, Page 291; and further assigned by Warranty Assignment of Tenant's Interest in Ground Lease and Assumption Agreement by and between Williamsport Plaza associates, L.P., a/k/a Williamsport Plaza Associates, a Pennsylvania limited partnership, Assignor, and Glimcher Centers Limited Partnership, a Delaware limited partnership, Assignee, dated January 17, 1994 and recorded February 17, 1994 in Record Book 2216, Page 210, all recordings being in the Official Records of Lycoming County, Pennsylvania.

                                   SCHEDULE II


1.   All Leases currently in effect.

2.   Latest environmental report.

3.   Full size survey of property.

4. Seller's most recent title insurance commitment/policy, including all exception documents.

5.   Metes and Bounds description of property (legal description).

6.   Copies of the Existing Loan Documents listed in Exhibit "I".

7.   Financial Statement for Property for the past three (3) years.

8.   Monthly operating statements for the past three (3) years.

9. Real Estate Tax Bills for past three (3) years, to the extent in Seller's possession.

10. Utility Bills for last three (3) months, to the extent in Seller's possession.

11. Detail for most recently completed reconciliation period, on tenant by tenant basis, for reimbursements for CAM, Taxes and Insurance with supporting schedule of expenses.

12.  List and description of current rent delinquencies.

                                  SCHEDULE III

                              (Loan escrows levels)


All balances are as of October 31, 2001:

1.       Recurring Capital:                          $19,551.32

2.       Rollover/Tenant Improvement:                $21,666.64

3.       Real Estate Tax:                            $92,824.72

4.       Required Repairs:                          $455,000.00
            (includes $450,000 for Holdback Indemnity Agreement)

                                   SCHEDULE IV

                          List of environmental reports

LIST OF REPORTS/WORK PLANS FOR LOYAL PLAZA SITE

EMG, July 14, 1999, Phase I Environmental Assessment of Loyal Plaza, Loyalsock, Pennsylvania

EMG, April 25, 2001, Phase II Environmental Assessment of Loyal Plaza, Loyalsock, Pennsylvania

EMG, June 4, 2001, Additional Site Characterization of Loyal Plaza, Loyalsock, Pennsylvania

EMG, June 1, 2001, Phase I Environmental Assessment of Loyal Plaza, Loyalsock, Pennsylvania

Civil & Environmental Consultants, Inc., January 3, 2002, Draft Work Plan for Supplemental Remedial Investigation, Loyal Plaza, Williamsport, Pennsylvania


LIST OF REPORTS/WORK PLANS FOR ECKERD DRUG SITE

Chambers Environmental Group, Inc., September 1999, Draft Remedial Investigation Report, Former Hardee's Restaurant, 1913 East 3rd Street, Loyalsock Township, Lycoming County, Williamsport, Pennsylvania

Chambers Environmental Group, Inc., May 7, 2001, Remedial Action Summary, Former Hardee's Eckerd, 1913 East 3rd Street, Loyalsock Township, Lycoming County, Williamsport, Pennsylvania

Civil & Environmental Consultants, Inc., January 3, 2002, Draft Work Plan for Supplemental Remedial Investigation, Eckerd Drug Property, Williamsport, Pennsylvania

              FIRST AMENDMENT TO AGREEMENT TO PURCHASE REAL ESTATE



         This First Amendment to Agreement to Purchase Real Estate is made this 22nd day of February by and between LOYAL PLAZA VENTURE, L.P. ("Seller"), having offices at 20 South Third Street, Columbus, Ohio 43215, and CEDAR INCOME FUND PARTNERSHIP, L.P. (together with its successors and assigns, "Purchaser"), a Delaware limited partnership, having offices at c/o Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Port Washington, New York 11050, this 7th day of January, 2002.


                              W I T N E S S E T H :


WHEREAS, Purchaser and Seller have entered into an Agreement for the Purchase of Real Estate dated January 7, 2002 ("Purchase Agrement"), with respect to real property known as Loyal Plaza, Loyalsock Township, Lycoming County, Pennsylvania ("Property"); and

WHEREAS, Purchaser and Seller desire to amend the Purchase Agreement as more fully set forth herein;


THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, Purchaser and Seller hereby agee as follows:


    1. The Inspection Period is hereby extended through 5:00 EST on February 27, 2002.
    2. Seller agrees to give to Purchaser at Closing an indemnity with respect to environmental conditions on the Property.
    3. Except as expressly set forth herein, the Puchase Agreement shall remain unchanged and in full force and effect.





                         (signatures on following page)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth hereinabove.


SELLER:

LOYAL PLAZA VENTURE, L.P., a Delaware limited partnership

By:  GLIMCHER LOYAL PLAZA, INC., a Delaware corporation,
          its general partner

By: /s/ Herbert Glimcher
   --------------------------
         Herbert Glimcher
         Chairman and CEO




PURCHASER:

CEDAR INCOME FUND PARTNERSHIP, L.P.
a Delaware limited partnership
by Cedar Income Fund, Ltd., a Maryland Real Estate Investment Trust, its sole general partner


By:    /s/  Leo S. Ullman
       -----------------------

Title: President
       -----------------------

                                   EXHIBIT "A"
                                Legal description

                                   EXHIBIT "B"
                                  SITE DRAWING

                                   EXHIBIT "C"
                             (Permitted Exceptions")

                                   EXHIBIT "D"
                                (existing survey)

                                   EXHIBIT "E"
                                (list of tenants)

                                   EXHIBIT "F"
                        (Giant Foods lease modification)

                                   EXHIBIT "G"
                         (list of all tenant lease docs)

                                  EXHIBIT "G-1"
                            (list of tenant defaults)

                                  EXHIBIT "G-2"
                      (list of tenant allowances and T/I's)



                                      none

                                  EXHIBIT "G-3"
                          (list of leasing commissions)



                                      NONE

                                   EXHIBIT "H"
                             (Rent Roll Certificate)

                                   EXHIBIT "I"
                            (Existing Loan Documents)

LOAN DOCUMENTS:

1. Promissory Note from Loyal Plaza Venture to Lehman Brothers Bank, FSB, dated May 31, 2001

2. Loan Agreement from Loyal Plaza Venture, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

3. Open-end Mortgage and Security Agreement from Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

4. Assignment of Management Agreement and Subordination of Management Fees from Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

5. Disclosure for Confession of Judgment from Loyal Plaza Venture, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

6. Holdback and Indemnity Agreement from Glimcher Properties Limited Partnership, Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

7. Assignment of Leases and Rents from Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

8. Environmental Indemnity Agreement from Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

9. Assignment of Personal Property Leases, Service Agreements, Permits, Licenses, Franchises and Other Agreements from Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

10. Cash Management Agreement among Loyal Plaza Venture, L.P., as Borrower and Glimcher Loyal Plaza Tenant, L.P. as Tenant (Colelctively, Mnortgagor), and Lehman Brothers Bank, FSB as Lender and First Union National Bank as Agent and Glimcher Properties Limited Partnership and Glimcher Development Corporation Together as Manager, dated May 31, 2001

11. Clearing Account Agreement among Firstar Bank, National Aassociation, Loyal Plaza Venture, L.P., Glimcher Loyal Plaza Tenant, L.P. and Lehman Brothers Bank, FSB, dated May 31, 2001

                                   EXHIBIT "J"
                       (Holdback and Indemnity Agreement)

                                   SCHEDULE I



Ground Lease dated January 15, 1963, between Robert M. Zaner and Ruth S. Zaner, his wife, as Landlord, and Murray H. Goodman, as Tenant, a Memorandum of which was recorded on February 27, 1963 in Deed Book 492, Page 1142; as amended by an Amendatory Agreement, dated March 26, 1964 and recorded April 13, 1964 in Deed Book 500, Page 920; as assigned by Assignment, Assumption, Indemnity Agreement by and between Murray H. Goodman, Assignor, and Williamsport Plaza Associates, a Pennsylvania limited partnership, Assignee, dated July 1, 1989 and recorded July 19, 1989 in deed Book 1433, Page 291; and further assigned by Warranty Assignment of Tenant's Interest in Ground Lease and Assumption Agreement by and between Williamsport Plaza associates, L.P., a/k/a Williamsport Plaza Associates, a Pennsylvania limited partnership, Assignor, and Glimcher Centers Limited Partnership, a Delaware limited partnership, Assignee, dated January 17, 1994 and recorded February 17, 1994 in Record Book 2216, Page 210, all recordings being in the Official Records of Lycoming County, Pennsylvania.

                                   SCHEDULE II


1.   All Leases currently in effect.

2.   Latest environmental report.

3.   Full size survey of property.

4. Seller's most recent title insurance commitment/policy, including all exception documents.

5.   Metes and Bounds description of property (legal description).

6.   Copies of the Existing Loan Documents listed in Exhibit "I".

7.   Financial Statement for Property for the past three (3) years.

8.   Monthly operating statements for the past three (3) years.

9. Real Estate Tax Bills for past three (3) years, to the extent in Seller's possession.

10. Utility Bills for last three (3) months, to the extent in Seller's possession.

11. Detail for most recently completed reconciliation period, on tenant by tenant basis, for reimbursements for CAM, Taxes and Insurance with supporting schedule of expenses.

12.  List and description of current rent delinquencies.

                                  SCHEDULE III

                              (Loan escrows levels)


All balances are as of October 31, 2001:

1.       Recurring Capital:                          $19,551.32

2.       Rollover/Tenant Improvement:                $21,666.64

3.       Real Estate Tax:                            $92,824.72

4.       Required Repairs:                          $455,000.00
            (includes $450,000 for Holdback Indemnity Agreement)

                                   SCHEDULE IV

                          List of environmental reports

LIST OF REPORTS/WORK PLANS FOR LOYAL PLAZA SITE

EMG, July 14, 1999, Phase I Environmental Assessment of Loyal Plaza, Loyalsock, Pennsylvania

EMG, April 25, 2001, Phase II Environmental Assessment of Loyal Plaza, Loyalsock, Pennsylvania

EMG, June 4, 2001, Additional Site Characterization of Loyal Plaza, Loyalsock, Pennsylvania

EMG, June 1, 2001, Phase I Environmental Assessment of Loyal Plaza, Loyalsock, Pennsylvania

Civil & Environmental Consultants, Inc., January 3, 2002, Draft Work Plan for Supplemental Remedial Investigation, Loyal Plaza, Williamsport, Pennsylvania


LIST OF REPORTS/WORK PLANS FOR ECKERD DRUG SITE

Chambers Environmental Group, Inc., September 1999, Draft Remedial Investigation Report, Former Hardee's Restaurant, 1913 East 3rd Street, Loyalsock Township, Lycoming County, Williamsport, Pennsylvania

Chambers Environmental Group, Inc., May 7, 2001, Remedial Action Summary, Former Hardee's Eckerd, 1913 East 3rd Street, Loyalsock Township, Lycoming County, Williamsport, Pennsylvania

Civil & Environmental Consultants, Inc., January 3, 2002, Draft Work Plan for Supplemental Remedial Investigation, Eckerd Drug Property, Williamsport, Pennsylvania

              SECOND AMENDMENT TO AGREEMENT TO PURCHASE REAL ESTATE



         This Second Amendment to Agreement to Purchase Real Estate is made this 27th day of February, 2002, by and between LOYAL PLAZA VENTURE, L.P.
("Seller"), having offices at 20 South Third Street, Columbus, Ohio 43215, and CEDAR INCOME FUND PARTNERSHIP, L.P. (together with its successors and assigns, "Purchaser"), a Delaware limited partnership, having offices at c/o Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Port Washington, New York 11050.


                              W I T N E S S E T H :


WHEREAS, Purchaser and Seller have entered into an Agreement to Purchase Real Estate dated January 7, 2002, as amended by First Amendment to Agreement to Purchase Real Estate dated February 22, 2002 ("Purchase Agrement"), with respect to real property known as Loyal Plaza, Loyalsock Township, Lycoming County, Pennsylvania ("Property"); and

WHEREAS, Purchaser and Seller desire to amend the Purchase Agreement as more fully set forth herein;


THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, Purchaser and Seller hereby agee as follows:


    1.  The Inspection Period is hereby extended through 5:00 EST on March 1,
        2002.
    2. Except as expressly set forth herein, the Puchase Agreement shall remain unchanged and in full force and effect.





                         (signatures on following page)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth hereinabove.


SELLER:

LOYAL PLAZA VENTURE, L.P., a Delaware limited partnership

By:  GLIMCHER LOYAL PLAZA, INC., a Delaware corporation,
          its general partner

By:  /s/  George A. Schmidt
    ------------------------------
         George A. Schmidt
         Executive Vice President



PURCHASER:

CEDAR INCOME FUND PARTNERSHIP, L.P.
a Delaware limited partnership
by Cedar Income Fund, Ltd., a Maryland Real Estate Investment Trust, its sole general partner


By:  /s/  Brenda J. Walker
    -------------------------------
         Brenda J. Walker
         Vice President

                                   EXHIBIT "A"
                                Legal description

                                   EXHIBIT "B"
                                  SITE DRAWING

                                   EXHIBIT "C"
                             (Permitted Exceptions")

                                   EXHIBIT "D"
                                (existing survey)

                                   EXHIBIT "E"
                                (list of tenants)

                                   EXHIBIT "F"
                        (Giant Foods lease modification)

                                   EXHIBIT "G"
                         (list of all tenant lease docs)

                                  EXHIBIT "G-1"
                            (list of tenant defaults)

                                  EXHIBIT "G-2"
                      (list of tenant allowances and T/I's)



                                      none

                                  EXHIBIT "G-3"
                          (list of leasing commissions)



                                      NONE

                                   EXHIBIT "H"
                             (Rent Roll Certificate)

                                   EXHIBIT "I"
                            (Existing Loan Documents)

LOAN DOCUMENTS:

1. Promissory Note from Loyal Plaza Venture to Lehman Brothers Bank, FSB, dated May 31, 2001

2. Loan Agreement from Loyal Plaza Venture, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

3. Open-end Mortgage and Security Agreement from Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

4. Assignment of Management Agreement and Subordination of Management Fees from Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

5. Disclosure for Confession of Judgment from Loyal Plaza Venture, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

6. Holdback and Indemnity Agreement from Glimcher Properties Limited Partnership, Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

7. Assignment of Leases and Rents from Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

8. Environmental Indemnity Agreement from Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

9. Assignment of Personal Property Leases, Service Agreements, Permits, Licenses, Franchises and Other Agreements from Loyal Plaza Venture, L.P. and Glimcher Loyal Plaza Tenant, L.P. to Lehman Brothers Bank, FSB, dated May 31, 2001

10. Cash Management Agreement among Loyal Plaza Venture, L.P., as Borrower and Glimcher Loyal Plaza Tenant, L.P. as Tenant (Colelctively, Mnortgagor), and Lehman Brothers Bank, FSB as Lender and First Union National Bank as Agent and Glimcher Properties Limited Partnership and Glimcher Development Corporation Together as Manager, dated May 31, 2001

11. Clearing Account Agreement among Firstar Bank, National Aassociation, Loyal Plaza Venture, L.P., Glimcher Loyal Plaza Tenant, L.P. and Lehman Brothers Bank, FSB, dated May 31, 2001

                                   EXHIBIT "J"
                       (Holdback and Indemnity Agreement)

                                   SCHEDULE I



Ground Lease dated January 15, 1963, between Robert M. Zaner and Ruth S. Zaner, his wife, as Landlord, and Murray H. Goodman, as Tenant, a Memorandum of which was recorded on February 27, 1963 in Deed Book 492, Page 1142; as amended by an Amendatory Agreement, dated March 26, 1964 and recorded April 13, 1964 in Deed Book 500, Page 920; as assigned by Assignment, Assumption, Indemnity Agreement by and between Murray H. Goodman, Assignor, and Williamsport Plaza Associates, a Pennsylvania limited partnership, Assignee, dated July 1, 1989 and recorded July 19, 1989 in deed Book 1433, Page 291; and further assigned by Warranty Assignment of Tenant's Interest in Ground Lease and Assumption Agreement by and between Williamsport Plaza associates, L.P., a/k/a Williamsport Plaza Associates, a Pennsylvania limited partnership, Assignor, and Glimcher Centers Limited Partnership, a Delaware limited partnership, Assignee, dated January 17, 1994 and recorded February 17, 1994 in Record Book 2216, Page 210, all recordings being in the Official Records of Lycoming County, Pennsylvania.

                                   SCHEDULE II


1.   All Leases currently in effect.

2.   Latest environmental report.

3.   Full size survey of property.

4. Seller's most recent title insurance commitment/policy, including all exception documents.

5.   Metes and Bounds description of property (legal description).

6.   Copies of the Existing Loan Documents listed in Exhibit "I".

7.   Financial Statement for Property for the past three (3) years.

8.   Monthly operating statements for the past three (3) years.

9. Real Estate Tax Bills for past three (3) years, to the extent in Seller's possession.

10. Utility Bills for last three (3) months, to the extent in Seller's possession.

11. Detail for most recently completed reconciliation period, on tenant by tenant basis, for reimbursements for CAM, Taxes and Insurance with supporting schedule of expenses.

12.  List and description of current rent delinquencies.

                                  SCHEDULE III

                              (Loan escrows levels)


All balances are as of October 31, 2001:

1.       Recurring Capital:                          $19,551.32

2.       Rollover/Tenant Improvement:                $21,666.64

3.       Real Estate Tax:                            $92,824.72

4.       Required Repairs:                          $455,000.00
            (includes $450,000 for Holdback Indemnity Agreement)

                                   SCHEDULE IV

                          List of environmental reports

LIST OF REPORTS/WORK PLANS FOR LOYAL PLAZA SITE

EMG, July 14, 1999, Phase I Environmental Assessment of Loyal Plaza, Loyalsock, Pennsylvania

EMG, April 25, 2001, Phase II Environmental Assessment of Loyal Plaza, Loyalsock, Pennsylvania

EMG, June 4, 2001, Additional Site Characterization of Loyal Plaza, Loyalsock, Pennsylvania

EMG, June 1, 2001, Phase I Environmental Assessment of Loyal Plaza, Loyalsock, Pennsylvania

Civil & Environmental Consultants, Inc., January 3, 2002, Draft Work Plan for Supplemental Remedial Investigation, Loyal Plaza, Williamsport, Pennsylvania


LIST OF REPORTS/WORK PLANS FOR ECKERD DRUG SITE

Chambers Environmental Group, Inc., September 1999, Draft Remedial Investigation Report, Former Hardee's Restaurant, 1913 East 3rd Street, Loyalsock Township, Lycoming County, Williamsport, Pennsylvania

Chambers Environmental Group, Inc., May 7, 2001, Remedial Action Summary, Former Hardee's Eckerd, 1913 East 3rd Street, Loyalsock Township, Lycoming County, Williamsport, Pennsylvania

Civil & Environmental Consultants, Inc., January 3, 2002, Draft Work Plan for Supplemental Remedial Investigation, Eckerd Drug Property, Williamsport, Pennsylvania

              THIRD AMENDMENT TO AGREEMENT TO PURCHASE REAL ESTATE



         This Third Amendment to Agreement to Purchase Real Estate is made this first (1st) day of March, 2002, by and between LOYAL PLAZA VENTURE, L.P. ("Seller"), having offices at 20 South Third Street, Columbus, Ohio 43215, and CEDAR INCOME FUND PARTNERSHIP, L.P. (together with its successors and assigns, "Purchaser"), a Delaware limited partnership, having offices at c/o Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Port Washington, New York 11050.


                              W I T N E S S E T H :


WHEREAS, Purchaser and Seller have entered into an Agreement to Purchase Real Estate dated January 7, 2002, as amended by First Amendment to Agreement to Purchase Real Estate dated February 22, 2002, and Second Amendment to Agreement to Purchase Real Estate dated February 27, 2002 ("Purchase Agrement"), with respect to real property known as Loyal Plaza, Loyalsock Township, Lycoming County, Pennsylvania ("Property"); and

WHEREAS, Purchaser and Seller desire to amend the Purchase Agreement as more fully set forth herein;


THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, Purchaser and Seller hereby agee as follows:


    1.  The Inspection Period is hereby extended through 5:00 EST on March 8,
        2002.
    2. Except as expressly set forth herein, the Puchase Agreement shall remain unchanged and in full force and effect.





                         (signatures on following page)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth hereinabove.


SELLER:

LOYAL PLAZA VENTURE, L.P., a Delaware limited partnership

By:  GLIMCHER LOYAL PLAZA, INC., a Delaware corporation,
          its general partner

By: /s/  George A. Schmidt
    -----------------------------------
         George A. Schmidt
         Executive Vice President



PURCHASER:

CEDAR INCOME FUND PARTNERSHIP, L.P.
a Delaware limited partnership
by Cedar Income Fund, Ltd., a Maryland Real Estate Investment Trust, its sole general partner


By:  /s/  Leo S. Ullman
    ---------------------------
         Leo S. Ullman
         President

              FOURTH AMENDMENT TO AGREEMENT TO PURCHASE REAL ESTATE



         This Fourth Amendment to Agreement to Purchase Real Estate is made this eight (8th) day of March, 2002, by and between LOYAL PLAZA VENTURE, L.P. ("Seller"), having offices at 20 South Third Street, Columbus, Ohio 43215, and CEDAR INCOME FUND PARTNERSHIP, L.P. (together with its successors and assigns, "Purchaser"), a Delaware limited partnership, having offices at c/o Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Port Washington, New York 11050.


                              W I T N E S S E T H :


WHEREAS, Purchaser and Seller have entered into an Agreement to Purchase Real Estate dated January 7, 2002, as amended by First Amendment to Agreement to Purchase Real Estate dated February 22, 2002, Second Amendment to Agreement to Purchase Real Estate dated February 27, 2002 and Third Amendment to Agreement to Purchase Real Estate dated March 1, 2002 ("Purchase Agrement"), with respect to real property known as Loyal Plaza, Loyalsock Township, Lycoming County, Pennsylvania ("Property"); and

WHEREAS, Purchaser and Seller desire to amend the Purchase Agreement as more fully set forth herein;


THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, Purchaser and Seller hereby agee as follows:


    1. The Inspection Period is hereby extended through 5:00 EST on March 13, 2002.
    2. Except as expressly set forth herein, the Puchase Agreement shall remain unchanged and in full force and effect.





                         (signatures on following page)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth hereinabove.


SELLER:

LOYAL PLAZA VENTURE, L.P., a Delaware limited partnership

By:  GLIMCHER LOYAL PLAZA, INC., a Delaware corporation,
          its general partner

By: /s/  George A. Schmidt
    -----------------------------------
         George A. Schmidt
         Executive Vice President



PURCHASER:

CEDAR INCOME FUND PARTNERSHIP, L.P.
a Delaware limited partnership
by Cedar Income Fund, Ltd., a Maryland Real Estate Investment Trust, its sole general partner


By:  /s/  Leo S. Ullman
    ---------------------------
         Leo S. Ullman
         President

              FIFTH AMENDMENT TO AGREEMENT TO PURCHASE REAL ESTATE



         This Fifth Amendment to Agreement to Purchase Real Estate is made this thirteenth (13th) day of March, 2002, by and between LOYAL PLAZA VENTURE, L.P. ("Seller"), having offices at 20 South Third Street, Columbus, Ohio 43215, and CEDAR INCOME FUND PARTNERSHIP, L.P. (together with its successors and assigns, "Purchaser"), a Delaware limited partnership, having offices at c/o Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Port Washington, New York 11050.


                              W I T N E S S E T H :


WHEREAS, Purchaser and Seller have entered into an Agreement to Purchase Real Estate dated January 7, 2002, as amended by First Amendment to Agreement to Purchase Real Estate dated February 22, 2002, Second Amendment to Agreement to Purchase Real Estate dated February 27, 2002, Third Amendment to Agreement to Purchase Real Estate dated March 1, 2002, and Fourth Amendment to Agreement to Purchase Real Estate dated March 8, 2002 ("Purchase Agrement"), with respect to real property known as Loyal Plaza, Loyalsock Township, Lycoming County, Pennsylvania ("Property"); and

WHEREAS, Purchaser and Seller desire to amend the Purchase Agreement as more fully set forth herein;


THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, Purchaser and Seller hereby agee as follows:


    1. The Inspection Period is hereby extended through 5:00 EST on March 15, 2002.
    2. Except as expressly set forth herein, the Puchase Agreement shall remain unchanged and in full force and effect.
    3. This agreement may be executed by the exchange of copies bearing facsimile signatures.





                         (signatures on following page)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth hereinabove.


SELLER:

LOYAL PLAZA VENTURE, L.P., a Delaware limited partnership

By:  GLIMCHER LOYAL PLAZA, INC., a Delaware corporation,
          its general partner

By: /s/  George A. Schmidt
    -----------------------------------
         George A. Schmidt
         Executive Vice President



PURCHASER:

CEDAR INCOME FUND PARTNERSHIP, L.P.
a Delaware limited partnership
by Cedar Income Fund, Ltd., a Maryland Real Estate Investment Trust, its sole general partner

By:  /s/  Leo S. Ullman
    ---------------------------
         Leo S. Ullman
         President

              SIXTH AMENDMENT TO AGREEMENT TO PURCHASE REAL ESTATE



         This Sixth Amendment to Agreement to Purchase Real Estate is made this fifteenth (15th) day of March, 2002, by and between LOYAL PLAZA VENTURE, L.P. ("Seller"), having offices at 20 South Third Street, Columbus, Ohio 43215, and CEDAR INCOME FUND PARTNERSHIP, L.P. (together with its successors and assigns, "Purchaser"), a Delaware limited partnership, having offices at c/o Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Port Washington, New York 11050.


                              W I T N E S S E T H :


WHEREAS, Purchaser and Seller have entered into an Agreement to Purchase Real Estate dated January 7, 2002, as amended by First Amendment to Agreement to Purchase Real Estate dated February 22, 2002, Second Amendment to Agreement to Purchase Real Estate dated February 27, 2002, Third Amendment to Agreement to Purchase Real Estate dated March 1, 2002, Fourth Amendment to Agreement to Purchase Real Estate dated March 8, 2002, and Fifth Amendment to Agreement to Purchase Real Estate dated March 13, 2002 ("Purchase Agreement"), with respect to real property known as Loyal Plaza, Loyalsock Township, Lycoming County, Pennsylvania ("Property"); and

WHEREAS, Purchaser and Seller desire to amend the Purchase Agreement as more fully set forth herein;


THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, Purchaser and Seller hereby agree as follows:


    1. The Inspection Period is hereby extended through 5:00 EST on March 22, 2002.
    2. Except as expressly set forth herein, the Purchase Agreement shall remain unchanged and in full force and effect.
    3. This agreement may be executed by the exchange of copies bearing facsimile signatures.





                         (signatures on following page)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth hereinabove.


SELLER:

LOYAL PLAZA VENTURE, L.P., a Delaware limited partnership

By:  GLIMCHER LOYAL PLAZA, INC., a Delaware corporation,
          its general partner

By: /s/  George A. Schmidt
    -----------------------------------
         George A. Schmidt
         Executive Vice President



PURCHASER:

CEDAR INCOME FUND PARTNERSHIP, L.P.
a Delaware limited partnership
by Cedar Income Fund, Ltd., a Maryland Real Estate Investment Trust, its sole general partner

By:  /s/  Brenda J. Walker
    ---------------------------
         Brenda J. Walker
         Vice President

             SEVENTH AMENDMENT TO AGREEMENT TO PURCHASE REAL ESTATE



         This Seventh Amendment to Agreement to Purchase Real Estate (this "Agreement") is made this 22nd day of March, 2002, by and between LOYAL
PLAZA VENTURE, L.P. ("Seller"), having offices at 20 South Third Street, Columbus, Ohio 43215, GLIMCHER PROPERTIES LIMITED PARTNERSHIP ("GPLP"), having offices at 20 South Third Street, Columbus, Ohio 43215, and CEDAR INCOME FUND PARTNERSHIP, L.P. (together with its successors and assigns, "Purchaser"), a Delaware limited partnership, having offices at c/o Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Port Washington, New York 11050.


                              W I T N E S S E T H :


WHEREAS, Purchaser and Seller have entered into an Agreement to Purchase Real Estate dated January 7, 2002, as amended by First Amendment to Agreement to Purchase Real Estate dated February 22, 2002, Second Amendment to Agreement to Purchase Real Estate dated February 27, 2002, Third Amendment to Agreement to Purchase Real Estate dated March 1, 2002, and Fourth Amendment to Agreement to Purchase Real Estate dated March 8, 2002 ("Purchase Agreement"), with respect to real property known as Loyal Plaza, Loyalsock Township, Lycoming County, Pennsylvania ("Property"); and

WHEREAS, Purchaser and Seller desire to amend the Purchase Agreement as more fully set forth herein;

THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, Purchaser and Seller hereby agree as follows:

    1. Capitalized terms not defined herein shall have the meanings set forth in the Purchase Agreement.

    2. Purchaser hereby waives all contingencies and conditions to Purchaser's obligation to close on its purchase of the Property, except the Conditions Precedent set forth in Section 15 of the Purchase Agreement, and agrees that for all purposes under the Purchase Agreement the Inspection Period shall be deemed to have expired on the date of full execution of this Agreement without termination of the Purchase Agreement by Purchaser. With respect to certain title issues raised by Purchaser, Seller agrees to take the measures at or before the Closing as described in the correspondence dated March 18, 2002 attached hereto as Exhibit A and made a part hereof.

    3. Purchaser shall deposit with the Escrow Agent the Additional Deposit of Seventy-five Thousand Dollars ($75,000.00), within two (2) business days after the date of full execution of this Agreement.

    4. The Closing shall occur within sixty (60) days after the date of full execution of this Agreement, subject to extension as necessary until the Existing Lender approves the assumption by Purchaser of the Existing Loan on the terms set forth in the Existing Loan Documents or on other terms acceptable to the Purchaser. Seller and Purchaser agree to diligently and in good faith do all things reasonably necessary to obtain the Existing Lender's approval of Purchaser's assumption of the Existing Loan.

    5. All of Section 24(c) of the Purchase Agreement except for the first sentence of such section is hereby deleted in its entirety. GPLP and Seller agree to pay all costs for the remediation of the environmental contamination existing on the Property on the date of Closing (in particular but without limitation, any petroleum contamination existing at the Eckerd Drug site and dry cleaning solvent contamination existing at the Advanced Auto Parts site) (collectively, "Existing Contamination"), including, without limitation, all costs of investigation, testing and analysis ("Remediation Costs"), as set forth in the work plan or plans previously or to be submitted by GPLP in accordance with the Pennsylvania Land Recycling and Remediation Standards Act (collectively, the "Act 2 Work Plan") and ultimately approved by the Pennsylvania Department of Environmental Protection ("PADEP"). Remediation Costs shall also include any costs of assessing and remediating dry cleaning solvents and other hazardous substances existing at the Property at or prior to the Closing Date and which may have migrated or may in the future migrate off-site (which contamination shall also be included within the term "Existing Contamination"). GPLP shall promptly provide to Purchaser copies of any proposed Work Plan, as well as any final Work Plan approved by PADEP and shall promptly provide to Purchaser copies of all further environmental reports, tests and surveys obtained with respect to the Property, all of the foregoing to be certified by the environmental consultant to Purchaser as well as to GPLP. Seller and GPLP agree to diligently pursue the approval by PADEP of the Act 2 Work Plan. Any Work Plan which would call for deed or operational restrictions to be placed against the Property, or call for work which would interfere with the operations of tenants of the Property, shall be subject to Purchaser's prior written approval, which shall not be unreasonably withheld or delayed by Purchaser. GPLP's and Seller's obligation under this Paragraph 5 shall not include any liability to Purchaser for punitive or consequential damages of any kind or nature (e.g., decrease in value of the Premises), but shall include an obligation to hold harmless, indemnify and defend Purchaser from all costs, expenses, claims, liabilities and damages directly resulting from Existing Contamination, including, without limitation, claims brought by third parties for personal injury or property damage resulting from Existing Contamination, subject, however, to the provisions of Section 7 herein. GPLP shall have the right and obligation to perform the remediation, and Purchaser agrees that GPLP, and its agents, employees and contractors, shall have free access to the Property as is necessary for the performance of the remediation, provided, however that (i) in exercising such rights GPLP shall use all reasonable efforts to minimize interference with the operations of existing tenants, (ii) GPLP shall first provide to Purchaser evidence of commercial general liability insurance maintained by each contractor entering the Property, each such policy to have a combined single limit for personal injury and property damage of not less than $1,000,000 and naming Purchaser as an additional insured thereon, and (iii) GPLP shall give Purchaser at least five (5) days' prior notice of any entry which would result in a closure of any portion of any tenant's premises or any portion of the common areas or an interruption of any utilities serving the Property. GPLP shall hold harmless Purchaser from and against any mechanic's or other liens arising from the performance of any such work and shall cause any lien to be discharged within 30 days of notice of such lien, by the posting of a bond or by the payment thereof, failing which Purchaser shall have the right to discharge such lien and all costs of such discharge shall be paid by GPLP to Purchaser on demand.

    6. Seller has previously deposited with the Existing Lender the sum of Four Hundred Fifty Thousand Dollars ($450,000.00)("Holdback Escrow"), pursuant to the Holdback Agreement (as defined in Section 24(c) of the Purchase Agreement). The additional sum of Five Hundred Thousand Dollars ($500,000.00), shall be withheld from Seller's net proceeds at closing and held in escrow by the Escrow Agent ("Remediation Escrow") in accordance with a separate escrow agreement to be negotiated in good faith and executed by Seller, GPLP, Purchaser and Escrow Agent at the Closing (the "Remediation Escrow Agreement"), as a supplemental fund to be used for the payment of the Remediation Costs after all funds in the Holdback Escrow have first been depleted. Upon the approval by PADEP of the Act 2 Work Plan, Seller's environmental consultant, Civil & Environmental Consultants, Inc., shall prepare an estimate of the anticipated costs of completing the remediation in accordance with the Act 2 Work Plan, which estimate shall be addressed to Purchaser as well as GPLP. To the extent that 125% of such estimated amount (plus the estimated cost of satisfying any pending claims relating to the Existing Contamination which would not be covered by insurance) is less than the combined amounts then available in the Holdback Escrow and the Remediation Escrow, the excess (over 125%) shall be released from the Remediation Escrow to Seller by the Escrow Agent. If the Holdback Escrow has been depleted, the Escrow Agent shall, from time to time (but not more often than monthly), following receipt of a requisition from GPLP and copies of receipts, contracts, waivers and other evidence of Remediation Cost (copies of which shall concurrently be delivered to Purchaser), release portions of the Remediation Escrow to GPLP to reimburse GPLP for Remediation Costs, and if not previously released to GPLP pursuant to this Paragraph 6, Escrow Agent shall disburse the entire balance of the Holdback Escrow to GPLP upon Escrow Agent's receipt of a "Release of Liability Letter" for the Property from the PADEP. If GPLP has funded the Remediation Escrow with a letter of credit, the release of funds from the Remediation Escrow shall occur by GPLP first depositing with the Escrow Agent a new letter of credit equal to the amount of the Remediation Escrow after the proposed release, and the prior letter of credit shall be released by the Escrow Agent to GPLP.

    7. Purchaser hereby acknowledges receipt of the opinion letter addressed to Purchaser from Seller's independent environmental counsel attached hereto as Exhibit "B" and made a part hereof, and agrees that from and after delivery to Purchaser of the Act 2 Release of Liability Letter referred to in Section 6 of this Agreement, GPLP shall have no further liability to Purchaser under the provisions of Section 5 hereof.

    8. Except as expressly set forth herein, the Purchase Agreement shall remain unchanged and in full force and effect.

    8. This Agreement shall survive the Closing and the transfer of title to the Property to Purchaser, or its successors, assigns or nominees.

    9. This Agreement shall inure to the benefit of and be binding upon Seller and Purchaser, and their successors, assigns and legal representatives.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth hereinabove.

SELLER:

LOYAL PLAZA VENTURE, L.P., a Delaware limited partnership

By:  GLIMCHER LOYAL PLAZA, INC., a Delaware corporation,
          its general partner

By:  /s/   Herbert Glimcher
    -----------------------------------
         Herbert Glimcher
         Chairman & CEO

GLIMCHER PROPERTIES LIMITED PARTNERSHIP
a Delaware limited partnership
by Glimcher Properties Corporation
a Delaware corporation


By:  /s/   Herbert Glimcher
    -----------------------------------
         Herbert Glimcher
         Chairman & CEO

PURCHASER:

CEDAR INCOME FUND PARTNERSHIP, L.P.
a Delaware limited partnership
by Cedar Income Fund, Ltd., a Maryland Real Estate Investment Trust, its sole general partner


By:  /s/  Leo S. Ullman
    ---------------------------
         Leo S. Ullman
         President